SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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Soliciting Material Pursuant to § 240.14a-12

SFBC INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

SFBC INTERNATIONAL, INC.

To All SFBC Stockholders:

We are pleased to invite you to attend the annual meeting of the stockholders of SFBC International, Inc., which will be held at the held at 11:00 a.m. on June 21, 2004 at the Sheraton Bal Harbour Hotel in Miami Beach, Florida for the following purposes:

1.

To elect five members to our Board of Directors to serve a one-year term;

2.

To approve the amendment to our Second Amended and Restated 1999 Stock Option Plan;

3.

To adopt the 2004 Employee Stock Purchase Plan;

4.

To approve the ratification of Grant Thornton LLP as our independent auditors for 2004;

5.

To approve the amendment to our Certificate of Incorporation increasing our authorized capital; and

6.

For the transaction of such other matters as may properly come before the Annual Meeting.

SFBC’s board of directors has fixed the close of business on April 30, 2004, as the record date for a determination of stockholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof.

If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

Lisa Krinsky, M.D., Chairman

Dated: April 30, 2004

SFBC INTERNATIONAL, INC.

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PROXY STATEMENT

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This Proxy Statement is sent to the holders of shares of common stock of SFBC International, Inc., a Delaware corporation, in connection with the solicitation of proxies by our management for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. on June 21, 2004 at the Sheraton Bal Harbour Hotel in Miami Beach, Florida for the following purposes:

1.

To elect five members to our Board of Directors to serve a one-year term;

2.

To approve the amendment to our Second Amended and Restated 1999 Stock Option Plan;

3.

To adopt the 2004 Employee Stock Purchase Plan;

4.

To approve the ratification of Grant Thornton LLP as our independent auditors for 2004;

5.

To approve the amendment to our Certificate of Incorporation increasing our authorized capital; and

6.

For the transaction of such other matters as may properly come before the Annual Meeting.

We are sending this Proxy Statement to holders of common stock in connection with our management’s solicitation of proxies for use at the Annual Meeting, and any adjournments thereof. With this Proxy Statement, we are also mailing or delivering to SFBC’s stockholders a proxy card, the Notice of Annual Meeting, a copy of our Annual Report, and our Form 10-K for the year ended December 31, 2003.

Required Vote

The presence, in person or by proxy, of a majority of the 10,029,606 outstanding shares of common stock as of the record date of April 30, 2004 is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect five directors to our Board of Directors under Proposal No. 1. This means that the five persons who receive the most votes are elected. The vote of a majority of outstanding shares of common stock present in person or represented by proxy is necessary to approve Proposal Nos. 2, 3 and 4, and also to approve any other business. For Proposal No. 5, a majority of the shares of common stock outstanding must approve the proposed amendment.

Proxies that abstain on one or more proposals and “broker non-votes” will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in “street name” is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year’s vote, brokers are entitled to vote for Proposal Nos. 1 and 4, but not for Proposal Nos. 2, 3 and 5. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders (except Proposal 1) and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for SFBC. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you attending the Annual Meeting in person or by giving a proxy to vote your shares.

Voting Procedures and Revocability of Proxies

Your vote is very important. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals. You should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your signed proxy card will be voted “FOR” Proposal Nos. 1, 2, 3 4 and 5 listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Secretary of SFBC, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: SFBC International, Inc., 11190 Biscayne Boulevard, Miami, Florida 33181, Attention: Lisa Krinsky, M.D.

Cost of Solicitation

Proxies will initially be solicited by SFBC by mail and the cost of solicitation will be paid by us. Our officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be additionally compensated for that solicitation. We will also pay for the cost of this additional solicitation. We may retain a proxy solicitation firm to assist us at our expense. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be paid by us.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4 AND 5.

Our common stock is listed on the Nasdaq National Market under the symbol “SFCC”. On April 28, 2004, the last sale price for the common stock as reported by Nasdaq was $36.55 per share.

We are mailing this Proxy Statement and the accompanying Annual Report, Notice of Meeting and proxy card to our stockholders on or about May ___, 2004.

Stock Dividend

On April 28, 2004, we announced a three-for-two stock split in the form of a 50% stock dividend payable to stockholders of record as of the close of business on May 10, 2004. The dividend is payable on June 10, 2004. All historical numbers of shares of common stock have not been adjusted except where noted. To provide clarity, in some instances we have noted that the historical numbers do not give effect to the dividend. When the numbers have been adjusted, we note this in the text.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the number of shares of SFBC’s voting stock beneficially owned as of April 30, 2004 by (i) those persons known by SFBC to be owners of more than 5% of SFBC’s common stock, (ii) each director of SFBC, (iii) our chief executive officer and the other four executive officers listed in the Summary Compensation Table of this Proxy Statement, and (iv) all executive officers and directors of SFBC as a group. These numbers do not reflect the 50% stock dividend:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Outstanding

Lisa Krinsky, M.D.	736,320	(2)	7.2%
Arnold Hantman	377,577	(3)	3.7%
Jack Levine, C.P.A.	73,000	(4)	*
David Lucking	44,500	(5)	*
Dr. Leonard I. Weinstein	21,600	(6)	*
Dr. Gregory B. Holmes	219,667	(7)	2.2%
Dr. Marc LeBel	106,436	(8)	1.1%
Dr. Michael Adams	215,468	(9)	2.1%
Mellon Financial Corp. One Mellon Center 500 Grant Street Pittsburgh, PA 15258	655,152	(10)	6.5%
All executive officers and directors as a group (10 persons) (2) (3) (4) (5) (6) (7) (8) (9)	1,822,292		17.1%

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(1)

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. Beneficial ownership exists when a person has either the power to vote or sell our common stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise. For the purposes of this Proxy Statement, all options which vest as of June 30, 2004 are included as beneficially owned by the listed persons or group.

(2)

Includes 166,833 shares of common stock issuable upon exercise of options.

(3)

Includes 106,833 shares of common stock issuable upon exercise of options. Does not include 2,000 shares of common stock held in the name of his wife, as to which Mr. Hantman disclaims beneficial ownership.

(4)

Includes 1,500 shares held by Jack Levine Trustee, Jack Levine, P.A. Money Purchase Plan, 1,500 shares held by Jack Levine, Trustee, Jack Levine, P.A. Profit Sharing Trust, and 60,000 shares issuable upon exercise of options.

(5)

Includes 20,000 shares of common stock issuable upon exercise of options.

(6)

All of these shares are issuable upon exercise of options.

(7)

Includes 171,667 shares issuable upon exercise of options.

(8)

Includes 48,352 shares held by Gestion Marc LeBel Inc. and 38,334 shares issuable upon exercise of options.

(9)

Include 36,668 shares are issuable upon exercise of options and 179,130 shares held by Drug Research Services, Inc. (formerly New Drug Services, Inc.) of which Dr. Adams is a controlling shareholder.

(10)

Based on its Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004.

*

Less than 1%

Board of Directors

The business of SFBC is managed under the direction of the Board of Directors. It has the responsibility for establishing broad corporate policies and for reviewing the overall performance of SFBC. It is not however, involved in the operating details on a day-to-day basis. The Board of Directors is kept advised of our business through regular written communications and discussions with management. Consistent with our historical policy, a majority of the Board of Directors has been independent. The Board of Directors determined that each of Jack Levine, David Lucking and Dr. Leonard I. Weinstein is independent as defined under the standards of the Nasdaq Stock Market (“Nasdaq”).

Corporate Governance

With the adoption of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission (the “SEC”) and Nasdaq, corporate governance has been recognized as a key element to effective performance and the protection of stockholders.

As Nasdaq has recently recognized, a large majority of investors will pay a premium for companies which demonstrate a commitment to governance. We at SFBC have reacted to these changes recognizing that the “tone at the top” is an important first step. Our chief executive officer set this tone by recommending that we have a “Lead Director” who is independent of management and otherwise encouraging that we implement procedures or best practices that go beyond legal and Nasdaq requirements. We are committed to continuing to monitor best practices in the corporate community and adopt them whenever our Board of Directors believes it is appropriate for a company of our size.

As part of our commitment to corporate governance:

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we have appointed a Lead Director, Mr. Jack Levine, CPA, who interfaces with our management, our auditors and our counsel on a daily basis and who is spearheading our efforts to improve corporate governance;

•

we have always maintained a majority of independent directors and are seeking to strengthen our Board of Directors by expanding our Board with additional independent directors;

•

at the urging of our Lead Director, our Audit Committee recently agreed to retain a separate auditing firm to assist us with due diligence in connection with the first acquisition we seek to consummate. As of the date of this Proxy Statement, we have not entered into any understandings with an acquisition target. We expect that we will expand this practice in the future;

•

 our code of ethics applies to all of our employees and directors; and

•

our independent directors have begun meeting in executive sessions both alone and with our independent auditors and have adopted a policy to do so at each Board and Committee meeting.

Compensation of Our Directors

Each non-employee director receives $1,000 per meeting attended. Additionally, our non-employee directors receive automatic grants of 30,000 (45,000 post dividend) non-qualified stock options pursuant to our Stock Option Plan upon becoming a director and again upon vesting after three years. The chairman of our Audit Committee received an additional one-time grant in early 2003 of 15,000 non-qualified stock options on similar terms. All options vest semi-annually over a three-year period. Directors who are employees receive no compensation for serving as directors. Our Lead Director receives a fee of $2,500 per month for service as Lead Director, and an additional $2,500 per month as the result of his additional responsibilities as Audit Committee chairman due to enhanced Audit Committee oversight. Currently, Mr. Jack Levine serves as both our Lead Director and chairman of the Audit Committee, and presides at all executive sessions of the Board. All directors are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

Code of Ethics

SFBC has adopted a code of ethics that applies to our directors and all of our employees including our executive officers. The code of ethics is attached hereto as Appendix A to this Proxy Statement, and is also posted on our website. Our Internet address is www.sfbci.com.

Board Meetings

The Board of Directors of SFBC held six meetings and executed 20 unanimous consents during the fiscal year ended December 31, 2003. All directors attended the meetings of the Board of Directors and committees on which they served.

Committees

SFBC has a Compensation Committee, an Audit Committee, and a Nominating Committee. Because we currently have three independent directors, our Audit Committee is responsible for corporate governance. As we expand our Board, we may establish a Corporate Governance Committee.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and issues which may arise in the course of our audit. The Audit Committee selects our independent auditors, approves all audit and non-audit services, and reviews the independence of our auditors. The Audit Committee also reviews the audit and non-audit fees of the auditors. SFBC is required to comply with Section 404 of Sarbanes-Oxley by December 31, 2004 which relates to our internal control over financial reporting. Our Audit Committee retained a separate firm of certified public accountants to assist us in selecting new accounting software which we purchased, implementing the software and assisting us in assuring that our internal control over financial reporting meets applicable regulatory requirements. Our Audit Committee chairman actively supervises this activity. Finally, our Audit Committee is responsible for corporate governance and legal compliance matters. As part of its compliance responsibilities, our Audit Committee must approve all transactions between SFBC and any executive officer or director as required by Nasdaq rules.

Its authority is governed by the Audit Committee charter, which is attached as Appendix B. The Audit Committee held six meetings in 2003 and one time acted by unanimous consent. Its members are Messrs. Jack Levine and David Lucking and Dr. Leonard I. Weinstein. Our Audit Committee chairman meets monthly with our chief financial officer and participates in disclosure decisions prior to the issuance of press releases and filings with the SEC.

Our Board of Directors has determined that Mr. Levine is qualified as an Audit Committee Financial Expert as that term is defined by the rules of the SEC and in compliance with Sarbanes-Oxley.

Compensation Committee

The Compensation Committee determines the compensation of the executive officers of SFBC, administers SFBC’s Stock Option Plan and is authorized to grant stock options to SFBC’s officers, directors, employees and consultants. The Compensation Committee has delegated to Lisa Krinsky, M.D., our president, and Mr. Arnold Hantman, our chief executive officer, the power to grant up to 10,000 (15,000 post dividend) options to persons who are not executive officers of SFBC. The Compensation Committee held one meeting and six times approved action by unanimous consent in 2003. The Compensation Committee Charter is attached hereto as Appendix C.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Jack Levine and David Lucking, and Dr. Leonard I. Weinstein, as chairman. Each of them served on the Committee for all of 2003, and no other person served on the Committee during 2003. There are no members of the Compensation Committee who were officers or employees of SFBC or any of its subsidiaries during the fiscal year, formerly officers of SFBC, or had any relationship otherwise requiring disclosure in this Proxy Statement.

Nominating Committee

The members of the Nominating Committee are Messrs. Jack Levine and David Lucking, and Dr. Leonard I. Weinstein. The Nominating Committee’s primary function is to identify individuals qualified to become members of the Board and to recommend to the Board the director nominees for consideration at the Company’s annual meeting of stockholders and to recommend to the Board the nominating policies and procedures of the Company. The Committee has not established any specific minimum qualifications or criteria that a nominee must possess, and will consider a number of factors, including background, education, and industry experience in evaluating nominees. We expect that it may adopt criteria during 2004. As part of its duties, our Nominating Committee is expected to conduct a search to expand our Board of Directors by appointing additional independent directors.

The Nominating Committee will consider candidates proposed by stockholders and will evaluate stockholder proposed candidates using the same criteria as for other candidates. Any stockholders who wish to propose candidates to serve as directors to be considered at the 2005 annual meeting of stockholders of SFBC, should provide written notice to the Nominating Committee in care of SFBC at 11190 Biscayne Boulevard, Miami, Florida 33181 by December 31, 2004.

In February 2004, we adopted our Nominating Committee Charter which is attached hereto as Appendix D.

Directors and Executive Officers

The following is a list of our directors and executive officers. All directors serve one-year terms or until each of their successors are duly qualified and elected. The officers are elected by the Board of Directors.

Name	Age	Position(s)

Lisa Krinsky, M.D.	41	Chairman of the Board and President (Chief Operating Officer)

Arnold Hantman	68	Chief Executive Officer, Treasurer and Director

Dr. Gregory B. Holmes	48	Executive Vice President of Clinical Operations

David Natan	51	Vice President of Finance (Chief Financial Officer)

Gary Ingenito, M.D., Ph.D.	48	Senior Vice President

Marc LeBel, Ph.D.	49	President of Anapharm Inc.

Dr. Michael Adams	50	Chief Executive Officer of SFBC New Drug Services, Inc.

Jack Levine, C.P.A.	53	Lead Director

David Lucking	50	Director

Dr. Leonard I. Weinstein	59	Director

ITEM 1. ELECTION OF DIRECTORS

SFBC currently has five directors on its Board of Directors, all of whom have been nominated for election this year and have agreed to serve if elected.

The five persons who receive the most votes cast will be elected and will serve as directors until the 2005 annual meeting of stockholders unless they die, resign or are removed before that meeting. If a nominee becomes unavailable for election before the 2004 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information About Nominees

Information about the five persons nominated as directors is provided below. The shares represented by proxy cards returned to us will be voted FOR these persons unless you specify otherwise.

Background of Directors

Lisa Krinsky, M.D. has served as the chairman of our Board of Directors and president (chief operating officer) of SFBC since 1999. She is the head of our United States Phase I and Phase II operations. Dr. Krinsky founded South Florida Kinetics, Inc., our Miami subsidiary, in 1995. In 2002, Dr. Krinsky was chosen as Ernst & Young LLP’s Florida Entrepreneur of the Year for Healthcare.

Arnold Hantman, C.P.A. has served as our chief executive officer, treasurer and a director of our company since 1999. Mr. Hantman co-founded the predecessor of our company in 1984 where he served as chief executive officer, treasurer and a director until 1999. From 1977 to 1984, Mr. Hantman was executive vice president and a director of American Hospital Management Corporation, a hospital management company. Prior to 1977, Mr. Hantman practiced as a certified public accountant with Wiener, Stern & Hantman for over 20 years. Mr. Hantman is a life member of the American and Florida Institutes of Certified Public Accountants and a licensed attorney in the State of Florida.

Jack Levine, C.P.A. has been a director of SFBC since August 1999 and was selected as Lead Director effective in November 2003. Mr. Levine is a certified public accountant in the State of Florida, and has been the president of Jack Levine, P.A. since 1984. He has been a director of Beach Bank, Miami Beach, Florida since August 2000 and is chairman of its Audit Committee. Mr. Levine is a member of the National Association of Corporate Directors, Washington, D.C. Mr. Levine is also a member of the American and Florida Institutes of Certified Public Accountants and the New York State Society of Certified Public Accountants.

David Lucking has been a director of SFBC since June 2002. Since March 2003, he has been employed by SoLar Pharmaceuticals, Inc., a development-stage branded pharmaceutical firm, as executive vice president and chief operating officer. Previously, Mr. Lucking held senior management positions at Noven Pharmaceuticals, Inc. from its inception in 1987 until 2003, when he joined SoLar. At Noven, he served as executive director of regulatory affairs and was extensively involved in conducting preclinical and clinical trials, coordinating with the Food and Drug Administration and European pharmaceutical regulatory agencies and participating in creating strategic plans relating to developing pharmaceutical projects from concept to FDA approval.

Leonard I. Weinstein, Ph.D. has been a director of SFBC since June 1999. In April 2004, Dr. Weinstein became president and chief executive officer of Medical Makeover Corporation of America, Inc., a public company that intends to provide comprehensive surgical and cosmetic services initially in the South Florida area. For more than five years prior to accepting this position, Dr. Weinstein was an independent consultant providing services to the healthcare industry, primarily in connection with the sale of medical practices. He is permitted to continue his consulting services for one year.

Non-Director Executive Officers

Gregory B. Holmes, Pharm.D, ABCP, FCP joined South Florida Kinetics as executive vice president of clinical operations in February 1999 and has served in the same capacity with SFBC since June 1999. From January 1997 to February 1999, Dr. Holmes was president of clinical research for Phoenix International Life Sciences, a company now owned by MDS Pharma, a leading global drug development services company. From May 1988 to January 1997, Dr. Holmes held several executive positions, including vice president of clinical research and vice president of international business, with Pharmaco International Inc., the clinical research division of PPD, Inc., a leading global drug development services company. Dr. Holmes is a member and fellow of the American College of Clinical Pharmacology.

David Natan, C.P.A. became our vice president of finance (chief financial officer) in March 2002, having first joined us as an employee in February 2002. Previously, Mr. Natan was employed by Global Technovations, Inc. as its vice president and chief financial officer from June 1995 through February 2002. Global Technovations, Inc. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in December 2001. Mr. Natan also has served as chief financial officer for two other public companies. He is a certified public accountant.

Gary Ingenito, M.D., Ph.D. became our senior vice president in October 2003. From January 2001 to July 2003, Dr. Ingenito was the chief operating officer of Otsuka Maryland Research Institute, Inc., an international pharmaceutical company. From 1995 to December 2000, Dr. Ingenito was executive vice president of Otsuka American Pharmaceuticals, Inc., a pharmaceutical manufacturer.

Marc LeBel, Pharm.D., FCCP, FCSHP is a founder of and has been president of Anapharm Inc. since 1994. He is also a Fellow of the American College of Clinical Pharmacy and the Canadian Society of Hospital Pharmacists. He is the author of more than 100 publications on clinical pharmacology, including studies on pharmacokinetics and pharmacodynamics evaluation of drugs.

Dr. Michael Adams is chief executive officer of SFBC New Drug Services, Inc. He joined us in September 2002 when we acquired New Drug Services, Inc. Previously, he was president of New Drug Services since 1990. Dr. Adams has over 20 years of professional experience in the pharmaceutical industry including over 15 years with New Drug Services. He has participated in a variety of U.S. and international regulatory submissions including NDA, PLA, ANDA and EEC filings.

Executive Compensation

Set forth below is information with respect to compensation paid by us for 2003, 2002, and 2001, to our chief executive officer and the four other most highly compensated executive officers of SFBC.

Name and Principal Position	Annual Compensation					Other Annual Compensation ($)		Long Term Compensation	All Other Compensation ($)
	Year	Salary ($)		Bonus ($)				Securities Underlying Options/SARs (#)

Arnold Hantman, Chief Executive Officer	2003 2002 2001	$325,000 $250,000 $225,000		$178,475 $129,115 $ 25,000	(1) (2) (3)	$0 $0 $0	(4) (4) (4)	0 60,000 30,000	$0 $0 $0
Lisa Krinsky, M.D., President	2003 2002 2001	$400,000 $325,000 $300,000		$297,458 $215,190 $ 35,000	(1) (2) (3)	$0 $0 $0	(4) (4) (4)	0 60,000 50,000	$0 $0 $0
Gregory B. Holmes, Ph.D, Executive Vice President of Clinical Operations	2003 2002 2001	$275,000 $200,000 $175,000		$ 75,000 $140,000 $ 25,000	(3)	$0 $0 $0	(4) (4) (4)	0 115,000 25,000	$0 $0 $0
Dr. Michael Adams, Chief Executive Officer of SFBC New Drug Services	2003 2002	$200,000 $ 67,333	(5)	$ 0 $ 0		$0 $0	(4) (4)	0 55,000	$0 $0
Marc LeBel, Ph.D. President of Anapharm	2003 2002	$199,500 $140,194	(6)	$ 55,000 $ 0		$0 $0	(4) (4)	0 35,000	$0

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(1)

Represents bonuses earned in 2003 and paid in 2004.

(2)

Represents bonuses earned in 2002 and paid in 2003.

(3)

Represents bonuses earned in 2001 and paid in 2002.

(4)

For each of Messrs. Hantman and Drs. Krinsky, Holmes, LeBel and Adams the aggregate amount of personal benefits which vary by individual and include car allowances and insurance, disability, life and medical insurance does not exceed the lesser of 10% of the total salary and bonus reported or $50,000.

(5)

Represents salary paid by us from September 2002 through December 31, 2002. Prior to September 2002 we did not employ Dr. Adams.

(6)

Represents salary paid by us from March 15, 2002 through December 31, 2002. Prior to March 15, 2002 we did not employ Dr. LeBel.

Executive Compensation Agreements

Effective January 1, 2004, based upon unanimous approval of the Compensation Committee and the Audit Committee, we agreed to enter into new three-year employment agreements with Dr. Krinsky, Mr. Hantman and Dr. Holmes. The new written employment agreements, but not the compensation, are subject to further approval of both Committees. The chart below contains the base salaries under the new employment agreements and the base salaries paid in 2002 and 2003 under their previous employment agreements (as amended) which expired in March 2004.

Person	2004 Base Salary	2003 Base Salary	2002 Base Salary

Lisa Krinsky, M.D.	$475,000	$400,000	$325,000
Arnold Hantman	$400,000	$325,000	$250,000
Dr. Gregory B. Holmes	$350,000	$275,000	$200,000

Under the terms of their new employment agreements, Dr. Krinsky is entitled to receive a bonus equal to 2.5% of SFBC’s pre-tax income and Mr. Hantman is entitled to receive a bonus equal to 1.5% of SFBC’s  pre-tax income if SFBC reports at least $10,000,000 in annual net income after taxes. These bonuses cannot exceed their respective base salaries. The Compensation Committee recognized that in the future it might be appropriate to award discretionary bonuses to each of Dr. Krinsky, Mr. Hantman and Dr. Holmes based upon other criteria relating to exceptional performance. Accordingly, their new employment agreements specifically contain a provision authorizing the Compensation Committee to award annual discretionary bonuses. In addition to the bonuses listed in the Summary Compensation Table, our Compensation and Audit Committees awarded Dr. Holmes a $200,000 bonus in April 2004.

In March 2002, we entered into a three-year employment agreement with David Natan, our vice president of finance at an annual salary of $170,000 per year. Effective January 1, 2004, his annual salary was increased to $210,000. Mr. Natan received a $10,000 bonus in January 2004.

In March 2002, Anapharm entered into a written agreement with Dr. Marc LeBel employing him for a five-year period at an initial base salary of $266,000 Canadian (approximately $183,000 per year in United States dollars based on the exchange rate as of April 16, 2003) with increases in his base salary upon Anapharm meeting targeted financial results, subject to approval of the Board of Directors. Dr. LeBel is eligible to receive bonuses during the term of his employment in accordance with revenue and income targets established by us. Additionally, we awarded Dr. LeBel 35,000 10-year stock options exercisable at $23.89 per share. Effective on January 1, 2004, we increased Dr. LeBel’s base salary to approximately $330,000 Canadian (approximately $ 250,000 in United States dollars based on the exchange rate as of April 16, 2004).

Dr. Alan Xu, president of SFBC Analytical, Inc. was previously an executive officer of SFBC until our acquisition of Anapharm. Dr. Xu receives an annual salary of $ 200,000 and an annual bonus of $200,000 payable if still employed by us each August 20th. This non-cash bonus is applied against the $1,000,000 loan we made Dr. Xu when we purchased SFBC Analytical on August 20, 2001. As of April 29, 2004, the loan balance due to SFBC was $600,000. In July 2003, we paid Dr. Xu a $100,000 discretionary cash bonus.

In September 2002, we entered into a five-year employment agreement with Dr. Michael Adams, the chief executive officer of SFBC New Drug Services, Inc. Dr. Adams receives an annual salary of $200,000 and may receive a discretionary bonus based upon performance. In addition, we awarded Dr. Adams 55,000 10-year stock options exercisable at $10.10 per share.

In October 2003, we entered into a four-year employment agreement with Gary Ingenito, M.D., Ph.D., who was hired as our senior vice president. Dr. Ingenito receives an annual salary of $290,000 per year and an annual bonus of $100,000. In addition, we issued Dr. Ingenito 2,000 shares of restricted common stock, and will issue him additional grants of 4,000 shares of restricted stock after his second year of service, 6,000 shares after his third year of service, and 8,000 shares after his fourth year of service, subject to continuing employment on each applicable date. These numbers do not give effect to the recently announced 50% stock dividend. Dr. Ingenito is also entitled to a performance bonus of 5% of any pretax income generated by SFBC New Drug Services and Danapharm Inc. above certain milestones.

Dr. Krinsky, Mr. Hantman, and Dr. Holmes may terminate their employment agreements if:

•

their duties are substantially modified;

•

we materially breach the terms of their employment agreements; or

•

if any entity or person who is not an executive officer of ours (as of the date of the agreement) becomes individually or as part of a group the owner of more than 30% of our common stock.

If this occurs, each may choose to receive three year’s base salary, and benefits provided for in his or her employment agreement for the remainder of the term of the agreement.

Mr. Natan’s employment agreement may be terminated for the same reasons, but he may receive one year’s base salary, instead of three years, and he is entitled to the benefits provided for in his employment for the remainder of the term of his agreement.

If Dr. LeBel is terminated without cause or his employment is not renewed he is entitled to one year’s severance.

Dr. Xu may terminate his employment agreement if his duties are substantially modified or if any entity or person who is not an executive officer of ours (as of the date of the agreement) becomes individually or as part of a group the owner of more than 30% of our common stock. If this occurs he is entitled to two years’ base salary, and the payment is to be made on a monthly basis.

Dr. Adams may terminate his employment agreement if his duties are substantially modified or upon a change in control of SFBC. If this happens, he is entitled to payment of his base salary due for the remainder of the term of his employment agreement.

These provisions may discourage a hostile takeover even if the takeover is in the best interest of all of our other stockholders.

We do not have any formal pension, profit sharing or such other similar plans pursuant to which we pay additional cash or non-cash compensation to all of our employees including the individuals specified above, other than our Stock Option Plan. We also maintain a 401(k) Plan for our United States employees. SFBC matches 25% of the first six percent of a person’s contributions, subject to a maximum match of $3,000 per person.

Compensation Committee Report

The Compensation Committee (together with our Audit Committee) oversees and approves all elements of compensation for SFBC’s executive officers and directors. The Compensation Committee consists of three members of the Board of Directors who meet the independence requirements of Nasdaq, and operates under the authority of the Compensation Committee Charter. A copy of the Compensation Committee Charter has been attached to this Proxy Statement as Appendix C.

It has been SFBC’s policy to provide executives with compensation that is competitive with other companies of similar size and profitability. The mix should be, based upon a guaranteed base salary, bonuses based  upon meeting agreed-upon milestones, discretionary bonuses to award exceptional performance and equity incentives. Incentive awards provide a short-term reward for past performance and a long-term incentive designed to increase retention. Additionally, the long-term component is designed to enhance stockholder value.

The Compensation Committee recognized that 2003 was a banner year. The following significant accomplishments occurred as the result of the leadership of our senior management:

•

We had record revenue and earnings;

•

We completed a significant acquisition of a very profitable Phase I competitor and began to smoothly integrate it into our principal Miami Phase I facility;

•

We raised $55.4 million in net proceeds from our October 2003 secondary offering providing us with a strong balance sheet and the resources to continue our program of making selective accretive acquisitions; and

•

We created our first significant opportunity outside of North America when we acquired a 49% interest in a Spanish bioanalytical laboratory.

Accordingly, with the expiration of the employment agreements with our chief executive officer, president and executive vice president of clinical operations, we granted them each $75,000 per year increases in base salaries as part of new three-year agreements effective January 1, 2004. In seeking to reward their achievements in spearheading the above accomplishments, we reviewed a report prepared by our independent auditors which compiled publicly available information concerning compensation of companies with similar revenue. In approving these new salary increases, we determined that the compensation fell within the upper middle range of comparable companies. We continued the bonus provisions of their prior agreements as short-term rewards, except that we raised the minimum pre-tax income threshold to $10,000,000 from $3,000,000.

We also increased the base annual compensation of Dr. Mark LeBel, the president of Anapharm and Mr. David Natan, our chief financial officer. We believe it was appropriate to reward Dr. LeBel because of Anapharm’s substantial contribution to SFBC’s consolidated net income. As for Mr. Natan, we increased his compensation due to our significant growth since he joined us in early 2002 and a similar increase in the size of our accounting department. Another factor we considered was the importance of our complying with Section 404 of Sarbanes-Oxley for which Mr. Natan is responsible under the supervision of our chief executive officer and Audit Committee.

We awarded Dr. Gregory B. Holmes an additional bonus in April 2004. In determining this bonus, which was recommended by our chief executive officer, we recognized that Dr. Holmes had not been awarded for the significant contributions of our acquisition program which he has spearheaded. We also considered Dr. Holmes’ current efforts in directing this program.

Our Board of Directors acted to approve the hiring of Dr. Gary Ingenito as senior vice president under a long-term agreement providing him with a base salary, guaranteed bonus, incentive bonus and an award in recognition of his industry background and experience.

Finally, as a long-term incentive, we granted Dr. Holmes 90,000 options, Dr. Ingenito 18,000 options, Dr. LeBel 30,000 options and Mr. David Natan 12,000 options. All of these options are exercisable at $36.55 per share over a five-year period. One-third of the options are fully vested and the balance vest in 2004 and 2005 subject to the continued employment on the applicable vesting date,. The number of these options do not give effect to the stock dividend.

This report is submitted on behalf of the Compensation Committee.

Dr. Leonard I. Weinstein, Chairman

Jack Levine, CPA

David Lucking

The above Compensation Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings including Form S-3 that SFBC files with the SEC.

ITEM 2. AMENDMENT OF OUR SECOND AMENDED AND RESTATED 1999 STOCK OPTION PLAN

In June 1999, we adopted our Stock Option Plan, which is now titled the Second Amended and Restated 1999 Stock Option Plan (the “Plan”). Currently, we may issue incentive stock options, as defined in the Internal Revenue Code of 1986, or non-qualified stock options, to purchase up to 1,700,000 shares of common stock under the Plan. As of April 30, 2004, we had stock options to purchase a total of 117,966 (176,949 giving effect to the dividend) shares of common stock remaining under the Plan. Under the Plan, our non-employee directors receive grants of 30,000 (45,000 giving effect to the dividend) options upon election or appointment to the Board of Directors and again after all prior options have vested. Additionally, prior to 2002 we granted options outside of the Plan to three persons and in October 2003 we issued restricted stock outside of the Plan to Dr. Gary Ingenito as an inducement to join us. We agreed to issue additional shares of restricted stock to Dr. Ingenito in the future.

In April 2004, subject to stockholder approval, our Board of Directors approved an amendment to the Plan increasing the number of options available under the Plan by 200,000 (300,000 giving effect to the dividend) options. The Board of Directors acted in order to provide a broader incentive for existing and new employees including employees of any companies we acquire. Additionally, we amended the Plan to permit us to grant options, restricted stock and stock appreciation rights (“SARS”). If the amendment is approved at the Annual Meeting, we can grant 317,966 (476,949 giving effect to the dividend) options, shares of restricted stock, restricted stock units, or SARS (collectively, “Awards”).

Attached as Appendix E is a copy of the proposed amendment which is called the “1999 Stock Plan.”

The Board of Directors recommends a vote “FOR” this proposal.

Description of the Plan

The following is a summary of the principal features of the Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Plan. The name has been changed to the 1999 Stock Plan. The reference to options has been deleted from the name of the Plan to reflect that it has been broadened to provide our Compensation Committee with the power to issue options to purchase SFBC common stock, grant restricted shares of common stock, issue restricted stock units, or SARs.

Eligibility for Awards

Employees and consultants of SFBC or its subsidiaries and directors of SFBC are eligible to participate in the Plan.

Types of Awards

The Plan provides for awards of stock options, alone or in tandem with shares of  common stock, restricted stock units, and SARs, which may be issued or granted with another option or right.

The principal features of these types of Awards are described below.

Shares Subject to the Plan

Subject to approval of the stockholders, a total of 200,000 (300,000 after the dividend) shares of SFBC common stock will be reserved for issuance in connection with new Awards made under the Plan. This is in addition to the 117,966 (176,949 after the dividend) shares currently reserved and approved by our stockholders.

Only shares of common stock that are actually issued will be counted against these share reserves. Any shares related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged prior to the issuance of shares for Awards not settled in shares, shall not reduce or otherwise count against the share reserves set forth above.

Moreover, if the exercise price of any option granted under the Plan or the tax withholding requirements with respect to any Award under the Plan are satisfied by tendering shares to, or the withholding of shares by, SFBC, or if a SAR or restricted stock unit is exercised, only the number of shares actually issued, net of any shares tendered, if any, will count against the shares reserved under the Plan.

Administration

The Compensation Committee has the authority to administer and interpret the Plan, and the Committee may from time to time adopt regulations and rules to interpret or administer the Plan. Additionally, our Audit Committee approves any grants to our executive officers and directors.

The Compensation Committee has the authority to determine the selection of employees to receive awards under the Plan, the type of Awards and the number of shares or share equivalents to be subject to such Awards.

Performance-Based Provisions

The Plan provides that the Committee has the authority when granting Awards under the Plan to specify that the payment or vesting of such Awards will be subject to the achievement of certain performance-based criteria which are specified by the Committee at or about the time of granting the Award. Generally, stock option grants under the Plan are not subject to any performance goals; applicable federal income tax regulations, however, provide that a stock option grant is deemed to satisfy the performance-based award requirement of Section 162(m) of the Internal Revenue Code (the “Code”) if (i) it is made by the employer’s compensation committee, (ii) it is granted pursuant to a plan which states the maximum number of shares with respect to which options or rights may be granted during a specified period, and (iii) the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

To date, we have generally provided that options only vest over time, subject to the person remaining as an employee or director at the times of future vesting.

Stock Options

Grants

Employees may be awarded options to purchase shares of common stock. While we have the power to grant to incentive stock options, which have special tax status, we have not done so since our initial public offering. This is because non-qualified options are treated as an expense for our income tax purposes. Subject to the limitations set forth in the Plan, the Compensation Committee has discretion to determine the number and terms of stock options awarded under the Plan including, without limitation, the vesting schedule to be in effect for the stock option and the maximum term for which any stock option is to remain outstanding. While the Plan requires that stock options not be granted below fair market value, the Committee may require a higher exercise price. To date, all grants have been at fair market value. However, we expect to grant them at more than fair market value in order to reduce the future charge to our income statement if stock options are required to be expensed beginning in 2005.

The Plan provides for automatic grants of stock options to our non-employee directors as described earlier in this Proxy Statement.

Exercisability and Term

The Compensation Committee will determine the time when any stock option becomes exercisable and the maximum term for any stock option.

No stock option will be exercisable more than 10 years after the date it is granted. Our policy has been to provide 10 year terms for stock options. Because we may be required to expense stock options beginning in 2005, we may reduce the exercise period. We recently granted five year options to four of our executive officers; our chairman and chief executive officer did not receive any grants.

Termination of Employment

Upon cessation of employment, the optionee has a limited period of time in which to exercise outstanding stock options for any shares in which the optionee is vested at that time. This period will be specified by the Compensation Committee, need not be uniform among all options issued under the Plan, and may reflect distinctions based on the reasons for termination of employment. Our general policy is to require exercise within three months of termination, except one year is permitted for death or disability. Our policy is to require optionees to sign written agreements. These agreements generally provide for termination of stock options for cause and contain other penalties when cause exists.

Stock Appreciation Rights

In connection with the grant of any stock option under the Plan, the Compensation Committee may also grant a stock appreciation right or SAR. Under such a SAR, the optionee will have the right to surrender all or part of the unexercised portion of the stock option and exercise the SAR right. Upon such exercise, the optionee will obtain an amount equal to the difference obtained by subtracting the aggregate exercise price of the shares subject to the stock option (or portion of the stock option) which has been surrendered from the market price at the time of execution.

The exercise of SARs will be subject to the limitations that the Compensation Committee deems appropriate. The payment of a SAR may be made in shares of common stock or in cash or partly in cash and partly in shares as determined by the Compensation Committee.

The Plan also authorizes the Compensation Committee to grant free-standing SARs, which are independent of any stock option. Rules governing these SARs will be similar to those governing SARs granted in conjunction with stock options as described in the preceding paragraphs.

Restricted Stock Awards

Grants

The Compensation Committee has discretion to determine the terms of restricted stock awards not inconsistent with the provisions of the Plan, including rules regarding vesting and forfeiture. The Compensation Committee may condition the grant of a restricted stock award upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion. Restricted stock may be granted alone on in combination with other Awards under the Plan.

Restriction Period

The period of time commencing with the date of the award of restricted stock and ending with the date on which all shares of restricted stock in such award either vest or are forfeited is known as the restriction period. The Compensation Committee may provide for the lapse of any such term, condition or restriction in installments and may accelerate such term provided, however, except for new employees restrictions on restricted stock will not lapse unless the recipient is employed with SFBC for a specified period of time (as determined under the rules) after the date of grant (except in the case of death or disability).

Restrictions and Conditions; Stockholder Rights; Assignability and Transferability

Except as provided by the Compensation Committee, the holders of restricted stock awards will have the same voting, dividend and other rights as SFBC’s other stockholders. Generally, unless otherwise determined by the Compensation Committee, until all restrictions are removed from the restricted stock, a participant will not be permitted to sell, transfer, pledge, assign or encumber restricted stock awarded under the Plan.

General Plan Provisions

Duration of Plan

The Plan will terminate on June 2, 2009, unless terminated sooner by the Board.

Changes in Capitalization

In the event any change is made to the outstanding shares of common stock by reason of any stock dividend, stock split, or other subdivision or combination of shares, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number of securities that may be granted to an individual in a calendar year, and (iii) the number and/or class of securities and exercise price (if applicable) for which Awards are outstanding under the Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding Awards under it. In the event of a dissolution or liquidation of SFBC or a merger, consolidation or other reorganization, the nonvested Award will be governed by the terms of the agreement of merger, consolidation or reorganization.

Amendment and Termination

The Board may amend or terminate the Plan at any time; provided, however, any amendment that increases the number of shares of common stock issuable or that would cause the Plan to fail to comply with any requirement of applicable law or regulation (including Nasdaq) if such amendment were not approved by the stockholders will not be effective unless and until approval of the stockholders is obtained. Rights under any Award granted before amendment of the Plan cannot be impaired without the consent of the affected participant.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the recipient of an Award and on SFBC and does not discuss the income tax laws of any other jurisdiction (such as the city or state) in which the recipient of the Award may reside.

Stock Options

Stock options granted under the Plan will generally be non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Code. Generally, no taxable income is recognized by an optionee upon the grant of a non-qualified option nor will SFBC be entitled to a deduction at that time. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the option shares on the exercise date over the exercise price paid. The optionee will be required to satisfy the tax withholding requirements applicable to such income. SFBC will be entitled to an income tax deduction in the year of exercise equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option.

The taxation principles for SARs granted in conjunction with stock options are analogous to those for the associated stock options.

Restricted Stock Awards

Generally, the grantee of a restricted stock award will not be deemed to have received any income subject to tax at the time of grant, nor will SFBC be entitled to a tax deduction at that time. When the restrictions lapse, the grantee will be deemed to have received an amount of ordinary income equal to the fair market value of the common stock at the time the restrictions lapse. At that time, SFBC will be entitled to a deduction equal to the amount of the ordinary income recognized by the grantee.

Deductibility of Executive Compensation

Subject to the approval of stockholders of the performance-based provisions of the Plan, SFBC anticipates that any compensation deemed paid by it in connection with some Awards under the Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code and may not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of SFBC. Accordingly, such compensation deemed paid with respect to those Awards that qualify as performance-based compensation may remain deductible by SFBC without limitation under Code Section 162(m).

The following tables provide information with respect to the grant and exercise of options to purchase our common stock by our named executive officers for the fiscal year ended December 31, 2003.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted	% of Total Option/SARs Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Ten Year Option Term		Grant Date Present Value [alternative treatment]
					5%	10%

Lisa Krinsky, M.D.	0	N/A	N/A	N/A	N/A	N/A	N/A
Arnold Hantman	0	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Gregory Holmes	0	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Marc LeBel	0	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Michael Adams	0	N/A	N/A	N/A	N/A	N/A	N/A

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable

Lisa Krinsky, M.D.	0	N/A	157,467	18,733	$2,288,828	$138,814
Arnold Hantman	0	N/A	97,467	18,733	$1,283,228	$138,814
Dr. Gregory Holmes	0	N/A	120,000	20,000	$1,051,700	$320,200
Dr. Marc LeBel	0	N/A	23,333	11,667	$ 62,300	$ 31,150
Dr. Michael Adams	0	N/A	27,500	27,500	$ 452,650	$452,650

The above numbers do not reflect the recently declared stock dividend.

Performance Graph

The stock performance graph shows how an initial investment of $100 in SFBC common stock on October 11, 2000 would have compared to an equal investment in the Nasdaq US and Nasdaq Health Services indexes. The comparison is limited to a slightly more than three-year period since we did not complete our initial public offering until October 2000. The interim measurement points reflect the value on December 31 of each year.

	Oct. 11, 2000	Dec. 29, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003
SFBC International, Inc.	100.00	57.28	272.24	172.38	352.72
NASDAQ US	100.00	77.67	61.61	42.60	63.69
NASDAQ Health Services	100.00	121.10	130.92	112.81	172.51

Related Party Transactions

In early 2003 we granted the chairman of our Audit Committee an additional 15,000 stock options. See “Compensation of Our Directors.” We also began paying our Lead Director and Audit Committee chairman an additional $5,000 per month to compensate him for his added services in these capacities.

In 1998, we paid $92,965 of personal expenses on behalf of Lisa Krinsky, M.D. In August 1999, Dr. Krinsky issued us a three-year 6% $92,965 note providing for annual payments of interest only. The note was due in August 2002 and extended for one year in June 2002. The note was fully paid by Dr. Krinsky in March 2003.

Management believes that all of these transactions and relationships were on terms that were reasonable and in the best interests of SFBC. Additional transactions of this nature may be expected to take place in the ordinary course of business in the future. However, we will not make any future loans to our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires SFBC’s officers, directors and persons who own more than 10 percent of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our review of the Forms 3 and 4 submitted to us during and for fiscal 2003, except for the two filings noted below, we believe that our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. One late Form 4 report was filed by Dr. Gregory Holmes on August 20, 2003 which reported the sale of 2,000 shares of our common stock on August 11, 2003. One late Form 3 report was filed by Gary Ingenito, M.D., Ph.D. on February 17, 2004 to report his ownership of 2,000 shares of our common stock granted to him pursuant to the terms of his employment agreement.

Equity Compensation Plans

The following table reflects information relating to equity compensation plans as of December 31, 2003. The numbers do not reflect the recently declared 50% stock dividend.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	934,601	$14.74	276,966

Equity compensation plans not approved by security holders(2)	65,200	$ 8.51	0
Total	999,801	$14.33	271,966

(1)

SFBC’s Second Amended and Restated 1999 Stock Option Plan.

(2)

These plans consist of: (i) stock option agreements between SFBC and and employees of SFBC; and (ii) 5,000 options issued in connection with SFBC’s 2000 initial public offering to the underwriters of that offering. The number of securities do not include 2,500 warrants issuable upon exercise of the underwriters’ options.

Equity Compensation Plans Not Approved By Stockholders

This represents agreements with employees and also options and warrants issued in 2000 to the underwriters of our initial public offering. The stock option agreements consist of the following: (i) 37,700 options, exercisable at $9.15 per share and expiring on March 31, 2011; and (ii) 22,500 options, with 12,500 exercisable at $6.00 per share and 10,000 exercisable at $7.50 per share and expiring on January 16, 2011. None of the options in the tables and text have been adjusted as a result of the recent stock dividend.

 In October 2003 as an inducement to hiring him, we issued 2,000 shares of restricted stock to Dr. Gary Ingenito and agreed to issue him an additional 18,000 shares. See “Executive Compensation Agreements.” For further information concerning the options issued to the underwriters of our initial public offering (most of which have been exercised), see footnote J to the audited financial statements contained in our Form 10-K for the year ended December 31, 2003. The number of shares have not been adjusted as a result of the recent stock dividend.

ITEM 3. ADOPTION OF 2004 EMPLOYEE STOCK PURCHASE PLAN

Subject to stockholder approval, our Board of Directors approved the adoption of the 2004 Employee Stock Purchase Plan (“ESPP”) permitting SFBC’s employees, but not its executive officers, to purchase a total of 150,000 (giving effect to the stock dividend) shares of our common stock as described below. A copy of the ESPP is attached as Appendix F.

The following discussion is qualified in its entirety by reference to the ESPP, which you should read in its entirety.

General Provisions

The ESPP is designed to offer an incentive to SFBC’s employees, except our executive officers are not eligible to participate.

The ESPP permits employees who are employed for at least 20 hours per week and who have been so employed for at least three months continuously by SFBC or one of its designated subsidiaries (as designated by the board of directors of SFBC from time to time) with the option of purchasing common stock of SFBC from SFBC at a 15% discount from the lower of the fair market value of such shares at the beginning of an offering period or the fair market value of such shares at the end of the offering period. Each offering period is six months. Each eligible employee is granted an option to purchase such shares at the beginning of each six month offering period. The first offering period commences on July 1, 2004 if the ESPP is approved by the stockholders. The ESPP is intended to qualify under Section 423 of the Code.

Purchasing Limitations

Each employee is limited to an amount equal to 10% of his compensation as of the date of the commencement of each offering period. In addition, an employee cannot purchase more than $25,000 of the fair market value of the shares (determined at the time the option is granted) in a calendar year under the ESPP and all other stock option plans of SFBC.

Participation

To participate in the ESPP, an eligible employee must complete a subscription agreement authorizing payroll deductions on a form provided by SFBC and file it with SFBC’s or a designated subsidiary’s payroll office prior to the offering date. Payroll deductions for such employee begin on the first payroll following the offering date and end on the termination date of the offering period, unless sooner terminated by the employee. The employee may withdraw all of the payroll deductions (but not less than all) credited to his account under the ESPP at any time prior to the end of the offering period by giving written notice to SFBC or a designated subsidiary, as the case may be. After receipt of such notice of withdrawal the employee’s option automatically terminates and amounts credited to his account will be promptly returned to him, and no further payroll deductions for the purchase of shares shall be made for him during such offering period. If the employee fails to be continuously employed by SFBC or a designated subsidiary for at least 20 hours per week during the offering period, then he is deemed to have elected to withdraw from the ESPP and payroll deductions credited to his account will be returned to him and his option terminated.

Taxation

The ESPP is intended to qualify under Section 423 of the Code. We have provided a general description of some of the general tax consequences regarding the granting and exercising of the options under the ESPP. However, prior to becoming a participant, eligible employees should consult their individual certified public accountant or tax advisor regarding the potential tax consequences applicable to them.

Generally, there are no income tax consequences to an employee upon a grant of an option or the exercise of such option under the ESPP. For employees who hold option shares for at least one year from the date the shares are transferred to the employee and two years from the beginning of the offering period, only the purchase price discount (or your actual gain on sale, if lower) will be taxed at ordinary income rates, with the rest of the gain being taxed at more favorable capital gains rates. Because the ESPP has a look-back feature, the discount that is subject to ordinary income tax is computed as of the first day of the offering period.

If the shares are sold or otherwise disposed of within one year from the date the shares are transferred to the employee or two years from the beginning of the offering period, then the employee recognizes ordinary income at the time of sale or other disposition to the extent the fair market value of the stock on the date of purchase was greater than the purchase price, with the rest of the gain being taxed at capital gains rates.

Potential Adjustments

In the event of stock splits or dividends, or similar events, the ESPP provides for a proportionate adjustment in the number of shares covered by the option and the exercise price.

Administration

The ESPP will be administered by SFBC’s Compensation Committee and such Committee may make rules regarding the administration of the ESPP which are binding on all employees. The Board of Directors of SFBC may terminate or amend the ESPP, but no termination shall affect options previously granted, and no amendment shall make any change in any option granted under the ESPP which adversely affects the right of any employee. In addition, prior approval of stockholders of SFBC is needed to increase the number of shares of common stock under the ESPP or to make any other change required by applicable laws, the rules of the Securities and Exchange Commission or the rules of Nasdaq.

ITEM 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to stockholder ratification, our Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for 2004. Grant Thornton LLP has served as our independent auditors since 2001. Selection of SFBC's independent auditors is not required to be submitted to a vote of the stockholders of SFBC for ratification. However, SFBC is submitting this matter to the stockholders as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to SFBC’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of SFBC and its stockholders.

As part of its commitment to corporate governance and the evolving best practices, the Audit Committee recently engaged two other auditing firms to perform non-audit services.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

There were no disagreements with Grant Thornton related to the audit for the years ended December 31, 2003, 2002 or 2001.

The Board of Directors recommends a vote “FOR” this proposal.

Audit Committee Report

The Audit Committee oversees SFBC’s financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three members of the Board of Directors who meet the independence and experience requirements of Nasdaq.

On February 19, 2004, we adopted a new Audit Committee Charter replacing the previous Charter our Board of Directors approved on March 27, 2003. The new Charter was enacted in response to the Sarbanes-Oxley Act of 2002 and the rules of the SEC adopted in 2003 as well as the new listing standards of Nasdaq. The primary changes to our new Charter were to limit any reference to the small business forms previously filed by SFBC, add a reference to an Audit Committee Financial Expert, modify the definition of independence to conform with the recent Nasdaq changes and clarify that the Audit Committee has sole responsibility to approve any related party transactions.

Under our Charter, the Audit Committee is appointed to assist the Board of Directors in monitoring the following:

•

The integrity of SFBC’s financial statements;

•

Our independent auditors’ qualifications and independence;

•

The performance of our independent audit function and the independent auditors; and

•

Our compliance with legal and regulatory requirements.

Our Audit Committee retains our independent auditors and approves in advance all permissible non-audit services performed by our independent auditor and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent auditors regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent auditors with SFBC.

The Audit Committee has:

•

fulfilled its oversight responsibilities by reviewing and discussing the audited financial statements in the annual report on Form 10-K with management;

•

met privately with the independent auditors and discussed matters required to be discussed by Statement on Auditing Standards No. 61 with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of SFBC’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•

discussed with the auditors the auditors’ independence from management and SFBC. The Audit Committee has received the written disclosures and the letter from the independent auditors, which is required by the Independence Standards Board Standard No. 1, and considered whether the provision of non-audit services was consistent with maintaining the auditor’s independence; and

•

in reliance on the reviews and discussions with management and the auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

This report is submitted on behalf of the Audit Committee.

Jack Levine, CPA, Chairman

Dr. Leonard I. Weinstein

David Lucking

The above Audit Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings including Form S-3 that SFBC files with the SEC.

Fees paid to Grant Thornton LLP

The following table shows the fees paid or accrued by us for the audit and other services provided by Grant Thornton LLP for the years ended December 31, 2003 and 2002.

	2003		2002

Audit Fees	$496,090		$171,843

Audit-Related Fees	$63,258	(1)	$213,133	(2)

Tax Fees	$104,452	(3)	$30,885	(4)

All Other Fees	$0		$9,185	(5)

Total	$663,800		$466,936

———————

(1)

For 2003, Audit Related Services consisted of due diligence, audit and Form 8-K preparation services related to our secondary public offering, our acquisition of Clinical Pharmacology of Florida, Inc. and Clinical Pharmacology International, Inc., and other due diligence services.

(2)

For 2002, Audit Related Services consisted of due diligence, audit and Form 8-K preparation services related to our acquisition of Anapharm Inc. and New Drug Services, Inc., and other due diligence services.

(3)

For 2003, Tax Fees consisted of tax compliance services and tax advice including services related to our European joint venture and Anapharm.

(4)

For 2002, Tax Fees consisted of tax compliance services and tax advice related to Anapharm.

(5)

For 2002, All Other Fees consisted of services related to an executive compensation analysis.

The Audit Committee has adopted policies and procedures that require the pre-approval by the Audit Committee of all fees paid to and services performed by SFBC’s principal independent accountants and other auditing firms. At the beginning of each year, the Audit Committee approves the proposed services along with the range of corresponding fees to be provided by SFBC’s independent accountant. If any proposed service would exceed the pre-approved cost levels, the proposed service requires specific pre-approval. In addition, specific pre-approval is required for any proposed services that may arise during the year that are outside the scope of the initial services pre-approved by the Audit Committee. The Audit Committee also adopted a policy acknowledging and specifically prohibiting SFBC’s independent accountant from performing any of those non-audit services which a company’s principal independent accountant are prohibited from performing by the Sarbanes-Oxley Act.

ITEM 5. ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Our Board of Directors has approved and recommends that stockholders approve at the Annual Meeting a proposal to amend Section 4 of SFBC’s Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 20,000,000 shares to 40,000,000 shares. The increase in authorized shares of common stock would give SFBC the ability to issue or affect stock dividends or stock splits and give SFBC the ability to issue shares of its common stock in future mergers and acquisitions or for other corporate purposes. The Board of Directors believes that the proposed amendment to the Certificate quoted below is in the best interests of SFBC and its stockholders:

“4. The total number of shares of all classes of stock which this Corporation shall have authority to issue is 45,000,000 consisting of 40,000,000 shares of common stock and 5,000,000,000 shares of preferred stock with a par value of $0.01 per share.”

As of April 30, 2004, 10,029,606 shares of common stock were issued and outstanding. Approximately 1,029,250 (1,663,875 shares after the recently declared dividend) shares of common stock have been reserved in connection with the exercise of outstanding stock options and warrants. As of the record date of April 30, 2004, 117,966 shares of common stock (176,449 shares after the recently declared stock dividend) remained for the issuance of stock options under the Plan. If the proposed amendment to the Plan is approved and the ESPP is authorized by the stockholders, an additional 450,000 shares (after the stock dividend) will be available in connection with the granting or exercise of Awards including options. As of the record date of April 30, 2004, none of the 5,000,000 shares of authorized preferred stock have been issued. We are required to issue 18,000 (27,000 as adjusted by the dividend) to Dr. Gary Ingenito, our senior vice president, subject to future vesting. As a result, approximately 3,087,767 shares of common stock remain available for future corporate purposes. We are obligated to pay an earn-out to Clinical Pharmacology stockholders this summer which will include shares of common stock and have potential additional earn-out obligations involving shares of common stock as outlined in our Form 10-K for the year ended December 31, 2003.

Reasons for the Proposal

The Board of Directors has concluded that increasing the number of authorized shares of common stock will give SFBC ability to respond to growth of our business that may occur in the future and to react quickly to today’s competitive, fast-changing environment. Although the Board has no specific plans or commitments for the issuance of any of the additional shares that would be authorized by the amendment, the Board believes that the increase in the number of authorized shares will provide flexibility for future stock splits (effected in the form of a stock dividend) without the expense of a special stockholder meeting or waiting until the next annual meeting, and for other actions we might wish to take, such as paying for acquisitions with stock of SFBC, equity offerings to raise capital, and employee benefit plans.

Certain Effects of the Proposal

 If stockholders approve the proposed amendment, the Board of Directors may issue such shares without further stockholder action except as required by law, regulation, or applicable stock exchange requirements. The additional shares, when issued, will have the same voting and other rights as our presently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

 Although the Board has no present intention of issuing any additional shares of common stock as an anti-takeover step, the issuance of additional common stock could be used to create impediments to or otherwise discourage persons attempting to gain control of SFBC. For example, the issuance of additional shares could be used in a manner that would dilute the voting power of shares then outstanding. Shares of common stock could also be issued to persons or entities that would support the Board of Directors in opposing a takeover bid which the Board determines to be not in the best interests of SFBC, its stockholders, and its employees.

Effective Date

The Board reserves the right to abandon the amendment set forth in this Proposal at any time before its effectiveness whether before or after stockholder approval under Section 242(c) of the Delaware General Corporation Law. If approved by the stockholders and not abandoned by the Board, the amendment would become effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendment, which filing is expected to take place shortly after the stockholders approve the amendment.

The affirmative “FOR” vote by the holders of a majority of the outstanding common stock entitled to vote is required to approve this amendment to SFBC’s Certificate.

The Board of Directors recommends that stockholders vote “FOR” this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal unless a contrary vote is specified.

ITEM 6. OTHER MATTERS

SFBC has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, SFBC will cancel the proxy.

Stockholders’ Proposals

Any stockholder of SFBC who wishes to present a proposal to be considered at the 2005 annual meeting of the stockholders of SFBC and who wishes to have such proposal presented in SFBC’s Proxy Statement for such meeting, must deliver such proposal in writing to SFBC no later than December 31, 2004.

We will furnish without charge to any stockholder submitting a written request a copy of our annual report on Form 10-K, including financial statements and schedules thereto, as filed with the SEC. Your written request should be directed to Mr. David Natan at our offices located at 11190 Biscayne Blvd., Miami, FL 33181.

By the Order of the Board of Directors

Lisa Krinsky, M.D., Chairman

Miami, Florida

May ___, 2004

Appendix A

ETHICAL GUIDELINES

Adopted by the Board of Directors

of

SFBC International, Inc.

On February 19, 2004

Introduction

These Ethical Guidelines will serve as SFBC’s Code of Ethics (“Guidelines”) and as such they cover a wide spectrum of business practices and procedures. They do not cover every issue that may arise, but they set out some basic principles to guide all employees and directors of SFBC. We expect all of our employees and directors to comply with them and to seek to avoid even the appearance of improper behavior. These Guidelines should also be provided to and followed by SFBC’s agents and representatives, including consultants. Although the Guidelines refer to our employees and sometimes, our officers (each of whom is an employee) and directors, all Guidelines apply to our directors even when we do not specifically refer to them.

If a law conflicts with a policy in these Guidelines, you must comply with the law. If you have any questions about these conflicts, you should ask your supervisor how to handle the situation.

Those who violate these Guidelines may be subject to disciplinary action, which may include termination of employment, depending on the nature of the violation. If you are in a situation, which you believe may violate or lead to a violation of these Guidelines, follow the recommendations described in Section 14 below.

1.

Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which SFBC’s ethical standards and our reputation are built. All employees must respect and obey the laws of the cities, states and nations in which we operate. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

If requested, SFBC will hold information and training sessions to promote compliance with laws, rules and regulations, including insider trading laws.

2.

Conflicts of Interest

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of SFBC. A conflict may arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her SFBC work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position with SFBC. For example, loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest. SFBC cannot make any loans to executive officers and directors.

It is almost always a conflict of interest for an SFBC employee to work simultaneously for a competitor, client or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our clients, suppliers or competitors, except on our behalf. Conflicts of interest are prohibited as a matter of SFBC policy, except under specific guidelines approved by the Board of Directors. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management or SFBC’s legal counsel. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 14 below.

3.

Insider Trading

Employees who have access to confidential information are not permitted to use or share that information for trading purposes or for any other purpose except the conduct of our business. All non-public information about

SFBC should be considered confidential information. To use non-public information for personal benefit (financial or otherwise) or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, SFBC has adopted a specific policy governing employees’ trading in securities of SFBC. This policy has been distributed to our employees and is also available upon request to every employee. If you have any questions, please consult SFBC’s legal counsel.

4.

Corporate Opportunities

Employees, officers and directors are prohibited from taking for themselves personally, opportunities that are discovered through the use of corporate property, or information or position without the consent of the Board of Directors. No employee may use corporate property, information, or position, for improper personal gain, and no employee may compete with SFBC directly or indirectly. Employees, officers and directors owe a duty to SFBC to advance its legitimate interests when the opportunity to do so arises.

5.

Competition and Fair Dealing

We seek to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with SFBC’s clients, suppliers, competitors and other employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair dealing practice.

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage with clients. No gift or entertainment should ever be offered, given, provided or accepted by any SFBC employee, family member of an employee, or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts which you are not certain are appropriate.

6.

Discrimination and Harassment

The diversity of SFBC’s employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment. Examples may include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

7.

Health and Safety

SFBC strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of alcohol or illegal drugs in the workplace will not be tolerated.

8.

Record-Keeping

SFBC requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported.

Some employees are authorized to use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or SFBC’s controller.

All of SFBC’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect SFBC’s transactions and must conform both to applicable legal requirements and to SFBC’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to SFBC’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult SFBC’s legal counsel.

9.

Confidentiality

Employees must maintain the confidentiality of confidential information entrusted to them by SFBC or its clients except when disclosure is authorized by SFBC’s legal counsel or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to SFBC or its clients, if disclosed. It also includes information that suppliers and clients, and our clinical research subjects, have entrusted to us. The obligation to preserve confidential information continues even after employment ends. In connection with this obligation, every employee is bound by a confidentiality agreement contained in our employee handbook when he or she began his or her employment with SFBC.

10.

Protection and Proper Use of SFBC Assets

All employees should endeavor to protect SFBC’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on SFBC’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. SFBC equipment should not be used for non-SFBC business, though incidental personal use may be permitted.

The obligation of employees to protect SFBC’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate SFBC policy, it could also be illegal and result in civil or even criminal penalties.

11.

Payments to Government Personnel

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. The Act also applies to the making of improper payments to obtain business from commercial clients in the United States.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate SFBC policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Our legal counsel can provide guidance to you in this area.

12.

Waivers of These Ethical Guidelines

Any waiver of these Guidelines for executive officers or directors may be made only by the Board of Directors or a Board committee and may be promptly disclosed as required by law.

13.

Reporting Any Illegal or Unethical Behavior

Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. It is the policy of SFBC not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

Any employee may submit a good faith concern regarding questionable accounting or auditing matters or other matters without fear of dismissal or retaliation of any kind to Mr. Jack Levine, CPA, who is chairman of our Audit Committee. He may be reached as follows: 16855 NE 2nd Avenue, Suite 303, North Miami Beach, FL 33162, (305) 651-0400. You may also submit such a concern to our outside counsel, Michael D. Harris, Esquire, 1555 Palm Beach Lakes Boulevard, Suite 310, West Palm Beach, FL 33401, (561) 689-4441.

14.

Compliance Procedures

We must all work to ensure prompt and consistent action against violations of these Guidelines. However, in some situations it is difficult to know if a violation has occurred. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

•

Make sure you have all the facts in order to reach the right solutions, we must be as fully informed as possible.

•

Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

•

Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

•

Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor’s responsibility to help solve problems.

•

Seek help from SFBC resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it with your office manager or with a human resources officer.

•

You may report ethical violations in confidence and without fear of retaliation.  If your situation requires that your identity be kept secret, your anonymity will be protected. You may go outside of SFBC as described in No. 13 above. SFBC does not permit retaliation of any kind against employees for good faith reports of ethical violations.

•

Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

15.

Special Policies with Respect to Certain Officers

The Chief Executive Officer (“CEO”) and all senior financial officers, including the Chief Financial Officer (“CFO”) and principal accounting officer, are bound by the provisions set forth above including those relating to ethical conduct, conflicts of interest and compliance with law. In addition, the CEO, CFO and other senior financial officers are subject to the following additional specific policies:

1.

The CEO, CFO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by SFBC with the Securities and Exchange Commission. Accordingly, it is the responsibility of the CEO, CFO and each senior financial officer promptly to bring to the attention of the Board of Directors or the Audit Committee any material information of which he or she may become aware that affects the disclosures made by SFBC in its public filings or otherwise assist the Board and the Audit Committee, in fulfilling their responsibilities.

2.

The CEO, CFO and each senior financial officer shall promptly bring to the attention of the Board and the Audit Committee, any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect SFBC’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in SFBC’s financial reporting, disclosures or internal controls.

3.

The CEO, CFO and each senior financial officer shall promptly bring to the attention of our legal counsel or the CEO and to the Audit Committee any information he or she may have concerning any violation of these Guidelines, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in SFBC’s financial reporting, disclosures or internal controls.

4.

The CEO, CFO and each senior financial officer shall promptly bring to the attention of SFBC’s legal counsel or the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to SFBC and the operation of its business, by SFBC or any agent thereof, or of violation of these Guidelines or of these additional special policies and procedures.

5.

The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of these Guidelines or these additional special procedures by the CEO, CFO and SFBC’s senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to these Guidelines and to these additional special procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

Appendix B

Audit Committee Charter

of

SFBC International, Inc.

As approved by the Board of Directors

of

 SFBC International, Inc.

on

February 19, 2004

1.

Statement of Purpose and Policy

There shall be a committee of the board of directors of SFBC International, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee is appointed by the board to assist the board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall fulfill its oversight responsibility to the stockholders relating to the annual independent audit of the Company’s financial statements, the internal financial reporting practices of the Company, any special audits, and the quality and integrity of the financial statements of the Company. In addition, the Audit Committee shall provide assistance with regard to the systems of internal accounting and financial controls, disclosure controls, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company. The Audit Committee, as representatives of the stockholders, is charged with the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company’s independent auditors.

2.

Organization

(a)

 The Audit Committee shall have at least three members, comprised solely of Independent Directors (as defined in Section 2(b) below), each of whom is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, and at least one of whom is an Audit Committee Financial Expert (as defined in Section 2(c) below).

(b)

Independent Directors shall not be officers or employees or affiliated persons of the Company or its subsidiaries or any other individual having a relationship, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(i)

a director who has been employed by the Company or any of its affiliates for the current year or any of the past three completed fiscal years;

(ii)

a director who during the current fiscal year has accepted any compensation from the Company or any of its affiliates, other than compensation for board or committee service, or who during any of the past three completed fiscal years has received compensation from the Company or any of its affiliates, other than compensation for board or committee service, in excess of $60,000;

(iii)

a director who is a member of the immediate family of an individual who is, or has been in any of the past three completed fiscal years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(iv)

a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received,

payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in the current year or any of the past three completed fiscal years;

(v)

a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

(vi)

a director who was a partner or employed by the Company’s independent auditor during the current year or any of the past three completed fiscal years;

(c)

An Audit Committee Financial Expert shall mean a person who has the following attributes:

•

An understanding of generally accepted accounting principles and financials statements;

•

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing, or evaluating, financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal controls and procedures for financial reporting; and

•

An understanding of Audit Committee functions.

•

A person shall have acquired such attributes through:

•

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions;

•

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

•

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

•

Other relevant experience.

3.

Responsibilities

In carrying out its responsibilities hereunder, the Audit Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all current requirements and are of the highest quality. The Audit Committee shall review and reassess the adequacy of this charter in meeting these objectives on an annual basis.

In carrying out these responsibilities, the Audit Committee shall:

•

As a committee of the board of directors, appoint, rotate lead audit partners (to the extent required by law or deemed prudent to ensure independence), and determine the compensation of, and oversee the work of the independent auditors of the Company;

•

Approve, in advance, the provision by the independent auditors of any and all permissible non-audit services, and require the provision of any such non-audit services be disclosed in periodic reports filed by the Company with the Securities and Exchange Commission subject to the de minimis exceptions

•

for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended;

•

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•

Review with the independent auditors and the Company’s financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•

Have the sole authority to review and approve all related party transactions between the Company or any subsidiary and any executive officer, director or affiliate of the Company, including persons or entities controlled by or under common control with such executive officers, directors or affiliates, and such other persons or entities described in SEC Regulation S-K, Item 404;

•

Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, and Audit Committee matters. These procedures shall provide for the confidential and anonymous submission of complaints;

•

Require the independent auditors to report to the Audit Committee the critical accounting policies and practices to be used, all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, any accounting disagreements between the independent auditors and management, and all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

•

Review the financial statements to be included in the Annual Report on Form 10-K, and the disclosures made in management’s discussion and analysis, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, and to recommend to the board whether the audited financial statements should be included in the Annual Report. Any changes in accounting procedures should be explained in the Annual Report;

•

Review the interim financial statements, management’s discussion and analysis, and earnings releases with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Audit Committee will recommend to the board whether the interim financial statements should be included in the Quarterly Report. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review;

•

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor’s evaluation of the Company’s financial and accounting personnel, the adequacy of the Company’s internal controls, and the cooperation that the independent auditors received during the course of the audit;

•

Resolve all disagreements between the Company’s management and the auditor regarding financial reporting;

•

Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company;

•

Inquire about the independent auditors’ past and continuing compliance with auditor independence rules and about their program for enhancing safeguards to ensure that conflicts do not arise in the future;

•

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors; and

•

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•

Review the Company’s Code of Ethics and the Company’s compliance therewith.

•

Review and discuss with management all Section 302 and 906 certifications that are required.

4.

Meetings

The Audit Committee shall meet a minimum of four times annually to discuss with management the annual audited financial statements and quarterly financial statements.

5.

Resources and Authority

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the exclusive authority to engage outside auditors for regular and special audits, reviews and other procedures, and to retain independent legal counsel and other advisors, as it determines necessary to carry out its duties. In furtherance of this responsibility, the Company shall provide the funding as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(6) of the Securities Exchange Act of 1934, as amended.

6.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

7.

Effective Date

This Audit Committee Charter shall become effective immediately upon its approval and adoption by the board of directors of the Company. This Audit Committee Charter shall be reviewed on an annual basis to assess its adequacy. This Audit Committee Charter replaces the Charter adopted on March 27, 2003.

Appendix C

SFBC International, Inc.

Compensation Committee Charter

Revised as of April 28, 2004

1.

Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SFBC International, Inc. is appointed by the Board (i) to discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers, (ii) to have overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company, and (iii) to have responsibility for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

2.

Members

There shall be not less than three members of the Committee, one of whom shall be elected by the Board to serve as Chairman of the Committee (the “Committee Chairman”), and each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (“Nasdaq”). Thus, the members of the Committee shall meet the following criteria:

(a)

Each shall meet Nasdaq’s director independence criteria.

(b)

In addition, at least two members of the committee must qualify as “non-employee directors,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and as “outside directors,” as defined in Section 162(m) of the Internal Revenue Code and Treasury regulations thereunder.

3.

Appointment; Authority and Duties

(a)

Appointment. The Board shall appoint members of the Committee.

(b)

Professional Advisors. The Committee shall have the authority, and is hereby authorized to incur costs, to retain special legal,  accounting, compensation or other consultants to advise the Committee and/or to assist in the evaluation of director, chief executive officer and other senior executives or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent compensation consultant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

(c)

General Duties. The Committee shall annually review and approve corporate goals and objectives relevant to chief executive officer and other senior executives compensation, evaluate the chief executive officer and other senior executives’ performance in light of those goals and objectives, and approve the chief executive officer’s and other executives officers’ compensation levels based on this evaluation. Executive officers refers to all officers who are required to file reports under Section 16 of the Securities Exchange Act of 1934. In determining the long-term incentive component of the chief executive officer and other executive officers’ compensation, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to other executives at comparable companies, and the awards given to the chief executive officer and other executive officers in past years.

(1)

The Committee shall annually review and have the authority to set the compensation of all directors, the chief executive officer and all other executive officers, including incentive compensation plans and equity-based plans. The Committee shall approve all grants of options under the Company’s option plans except as provided therein. If the Committee does not consist entirely of directors who qualify as “non-employee directors” under Rule 16b-3 and as “outside directors” under  Section  162(m) of the  Internal  Revenue Code, all awards of performance-based compensation and all grants under the Company’s option plans shall be made by a subcommittee of at least two directors who meet such qualifications. The vote of at lease two directors who meet such qualifications shall be deemed the vote of a subcommittee of such directors.

C-1

(2)

The Committee shall annually review and approve, in each case and when and if appropriate, for the president, chief executive officer and other executive officers, (i) the annual base salary level, (ii) annual incentives, (iii) the long-term incentives, (iv) employment agreements, severance arrangements, and change in control agreements/ provisions, and (v) any special or supplemental benefits.

(3)

The Committee shall meet in executive session to determine the compensation of the president and chief executive officer.

(4)

The Committee may form and delegate authority to subcommittees when appropriate.

(5)

The Committee shall make regular reports to the Board and shall cause an annual report of the Committee to be included in the Company’s annual report to its stockholders.

(6)

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for their consideration and approval. The Committee shall annually review its own performance.

4.

Committee Meetings

The Committee will hold meetings at such times and at such places as it shall deem necessary.

As revised by the Committee April 28, 2004.

/s/ Dr. Leonard I. Weinstein

Dr. Leonard I. Weinstein, Chairman of Committee

C-2

Appendix D

Nominating Committee Charter

SFBC International, Inc.

1.

Purpose

The Nominating Committee (“Committee”) was established by the Board of Directors of the Company (“Board”) to assist the Board in performing nominating functions with regard to the Board’s membership.

The Committee’s primary function is to identify individuals qualified to become members of the Board and to recommend to the Board the director nominees for consideration at the Company’s annual meeting of stockholders and to recommend to the Board the nominating policies and procedures of the Company.

2.

Organization

The Committee is a standing committee of the Board that is composed solely of independent directors. The Committee shall have no less than three members. A director’s relationship with the Company, and his or her status as an “independent director”, is determined by the Board in view of laws, regulations, and rules that are applicable to the Company, including those of the Nasdaq Stock Market or other principal trading market. The members shall be elected to the Committee by the Board, on an annual basis or as necessary to fill vacancies in the interim. The Board shall designate one of the members of the Committee as the Committee’s chairperson. The Committee members may be replaced by the Board.

3.

Meetings

The Committee shall hold meetings when deemed necessary, or advisable, by the Committee’s chairperson, the majority of the Committee’s members, or otherwise at the direction of the Board. The Committee will make reports to the Board after each Committee meeting, and also when the Committee deems it otherwise necessary or advisable.

4.

Responsibilities and Duties

(a)

Board Nominees. The Committee will identify and review the qualifications of, and recommend to the Board, individuals qualified to become nominees for membership on the Board and to be submitted to the stockholders for election at each annual meeting of the stockholders. The Committee will also identify and recommend individuals qualified to become directors to be elected by the Board to fill vacancies and newly created directorships. The Committee will also review and consider candidates for election as directors as submitted by stockholders in compliance with applicable law, regulations, and rules and in compliance with the Company’s Bylaws.

(b)

Guidelines and Selection Criteria. The Committee will develop and recommend to the Board general guidelines and criteria to determine the Company’s needs with respect to certain director qualifications, and the assessment of the actual qualifications of nominees in relation to such guidelines and criteria. The Committee will perform a due diligence investigation of each potential nominee which shall include, among other things, a background investigation.

(c)

Nominating Committee. The Committee and will periodically evaluate the Company’s nominating practices and policies, and make any suggestions or recommendations to the Board for possible improvement in such practices and policies.

(d)

Charter and Committee Evaluation. The Committee will review and evaluate the adequacy of this Charter at least annually and the Committee will recommend any proposed changes to the Board for the Board’s consideration. The Committee will also annually review its own performance in conjunction with its mandate as provided in this Charter. The results of these evaluations will be reported to the Board.

By order of the Board of Directors of SFBC International, Inc.

Effective February 19, 2004

D-1

Appendix E

SFBC INTERNATIONAL, INC.

1999 STOCK PLAN

1.

Purpose and Eligibility. This Stock Plan (the “Plan”) is intended to advance the interests of SFBC International, Inc., (the “Company”) and its Related Corporations, as defined below, by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers; as defined below, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company (“Awards”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”); and (f) non-employee directors of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder (“Non-Discretionary Options”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Awards, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

For purposes of the Plan, the term “Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (“Rule 16b-3”) for participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2.

Administration of the Plan.

(a)

The Plan may be administered by the entire board of directors of the Company (the “Board”) or by a committee as defined below (the “Committee”). If the Company is subject to the provisions of the Exchange Act, the Committee will be comprised of two or more Non-Employee Directors as that term is defined by Rule 16b-3(b)(3) of the Exchange Act, or the Company shall otherwise act in accordance with the permissible interpretations of Rule 16b-3. Once appointed, such Committee shall continue to serve until otherwise directed by the Board. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant of each Option by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Awards and SARs) to whom Non-Qualified Options, Awards and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Awards, which shall not be less than the fair market value defined by Section 7; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) except for Non-Discretionary Options, determine (subject to Section 6) when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b)

The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

(c)

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d)

In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board or the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of or liable for gross negligence or willful misconduct in the performance of his duties as a member of the Board or the Committee; (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel or (iii) arising from any action in which person asserts a claim against the Company whether such claim is termed a complaint, counterclaim, cross-claim, third party complaint or otherwise and provided further that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. Provided, however, the exception in Section 2(d) (iii) shall not apply to an action for indemnification under circumstances where the Company has failed to provide indemnification to the Board or Committee member which indemnification is required by this Plan.

(e)

The Board may delegate the powers to grant Stock Rights to an executive Officers to the extent permitted by Delaware law.

3.

Eligible Employees and Others.

(a)

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Awards and SARs may be granted to any director (whether or not an employee), Officers, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

(b)

All directors of the Company who are not employees or 10% stockholders of the Company or Related Corporations shall automatically receive 45,000 Non-Qualified Options (i) upon election or appointment to the Board if not a member of the Board at the time the Plan is adopted by the Board; and (ii) after all Common Stock grants and Non-Qualified Options previously granted pursuant to this Section 3(b) have vested if vesting occurs during the term of office of such directors.

(1)

The exercise price of the Options shall be fair market value as defined by Section 7 or such higher price as may be established by an amendment to this Plan.

(2)

The Options granted under Section 3(b) shall vest in six equal increments of 7,500 Options per director on each June 30 and December 31, provided that the director is still serving as a director of the Company on the applicable vesting date. To the extent that any Options which have not been exercised do not vest, the Options shall lapse.

(c)

The Options shall be exercisable for a period of five years from the date of grant, except where the Board or Committee selects a shorter period at the time of any discretionary grant.

(d)

The “formula” grant contained in Section 3(b) above shall not be amended more than once every six months, other than to comport with changes in the Code or other applicable laws.

4.

Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 2,850,000, subject to adjustment as provided in Section 14, and less all Options outstanding as of the date this Plan is approved by the Company’s stockholders and Options previously exercised under the Second Amended and Restated 1999 Stock Option Plan. Any such shares may be issued under ISOs, Non-Qualified Options, Awards, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5.

Granting of Stock Rights.

(a)

Stock Rights may be granted under the Plan at any time on and after the approval of this Plan by the Company’s stockholders. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b)

The Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c)

A SAR entitles the holder to receive, in cash or in shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the fair market value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Committee. The exercise price of each SAR granted under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable SAR agreement or document, if any. Settlement of SARs may be made in shares of Common Stock (valued at their fair market value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement or document as is determined by the Committee. A copy of such document, if any, shall be provided to the grantee, and the Committee may require that the grantee execute such agreement or document prior to granting the SAR to such person.

(d)

An RSU gives the grantee the right to receive an amount in cash or shares of the Company’s Common Stock on applicable vesting or other dates, equal to the fair market value of one share of the Common Stock of the Company. RSUs may be issued either alone, in addition to, or in tandem with other Stock Rights granted under the Plan. After the Committee determines that it will grant RSUs under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the Restricted Unit Period (as defined below) applicable to the imposition, if any, of any performance-based condition or other restriction on the RSUs, the number of RSUs that such person shall be entitled to and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Committee made the determination to grant the RSUs. The offer shall be accepted by execution of an RSU agreement in the form determined by the Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Committee shall prescribe in the RSU agreement, the period in which such restricted Common Stock becomes no longer forfeitable (the “Restricted Unit Period”). With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock; provided that the RSU agreement may provide for payments in lieu of dividends to such grantee. The RSU agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of RSU agreements need not be the same with respect to each grantee.

(e)

Notwithstanding any provision of this Plan, the Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

6.

Sale of Shares. Any shares of the Company’s Common Stock acquired pursuant to Stock Rights granted hereunder shall not be sold to any person subject to Section 16 under the Exchange Act until at least six months elapse from the date of acquisition of such Stock Rights. Nothing in this Section 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

7.

ISO Minimum Option Price and Other Limitations.

(a)

The exercise price per share relating to all Options granted under the Plan shall not be less than the fair market value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b)

In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

(c)

“Fair market value” shall be determined as of the last trading day prior to the date such Option is granted and shall mean:

(1)

the closing price on the principal market if the Common Stock is listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over-the-Counter Bulletin Board (the “Bulletin Board”);

(2)

if the Company’s shares are not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;

(3)

if there are no prices available under Section 7(c)(1) or (2), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)

if there is no regularly established trading market for the Company’s Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

8.

Duration of Stock Rights. Subject to earlier termination as provided in Sections 5, 9, 10 and 11, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% stockholders of the Company.

9.

Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3(b) and 9 through 13, each Option granted under the Plan shall be exercisable as follows:

(a)

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Committee may specify.

(b)

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Committee.

(c)

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)

The Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Section 7(b). The vesting date of all Stock Rights shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or a change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933, (ii) the sale of all or substantially all of the Company’s assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subsections (i), (ii) and (iii) collectively referred to as an “Acquisition”); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees or grantees, as the case may be, the exercisability of such Stock Rights shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution. In the event of an Acquisition or dissolution of the Company, all unvested Stock Rights shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days notice of such vesting shall be given to the holders of such Stock Rights.

10.

Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any Option, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate as provided for in the grant or on the day three months after the day of the termination of his employment, whichever is earlier, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company’s Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11.

Death; Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any Option:

(a)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Option or SARs specified expiration date or three months from the date of the employee’s death.

(b)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option or SARs held by him on the date of termination of employment until the earlier of (i) the Options or SARs specified expiration date or (ii) one year from the date of the termination of the person’s employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

12.

Assignment, Transfer or Sale.

(a)

No Stock Right granted to an employee who is an Officer, director or beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act (“10% Owner”), shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each Stock Right shall be exercisable only by him, his guardian or legal representative. The shares underlying ISOs granted to the above persons cannot be assigned, transferred or sold until at least two years from the date of the granting of the ISO and one year after the transfer of such shares to the participant.

(b)

The shares underlying Stock Rights granted to any Officers, director or 10% Owner of the Company’s securities shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

(c)

Provided however, any Officer, director or 10% Owner may transfer Stock Rights to members of his or her immediate family (i.e. children, grandchildren or spouse), to trusts for the immediate benefit of such family members and to partnerships in which such family members are the only partners, upon approval of the Committee so long as no consideration is received for the transfer.

13.

Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.

Adjustments. Upon the occurrence of any of the following events, a grantee’s right with respect to Stock Rights granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the grantee and the Company relating to such Stock Rights:

(a)

If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options or SARs (or the cash, as applicable) shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)

If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder

(the “Successor Board”) shall, as to outstanding Options and SARs not exercised pursuant to Section 10, either (i) make appropriate provision for the continuation of such Options and SARs by substituting on an equitable basis for the shares then subject to such Options and SARs the consideration payable with respect to the outstanding shares of common stock in connection with the Acquisition; or (ii) terminate all Options and SARs in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options and SARs over the exercise price thereof.

(c)

In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 14(b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option and SAR shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option and SAR prior to such recapitalization or reorganization.

(d)

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e)

Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options and SARs. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(f)

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

(g)

Upon the happening of any of the foregoing events described in Section 14 (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 14 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 14 and, subject to Section 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in Section 14(a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

15.

Means of Exercising Stock Rights.

(a)

A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) except for Officers and directors of the Company, at the discretion of the Committee by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act of 1933, as amended (the “Act”), contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16.

Term and Amendment of Plan. This Plan was adopted by the Board, but is subject to stockholder approval. This Plan, if approved by the Company’s stockholders, amends and supersedes the Company’s Second Amended and Restated 1999 Stock Option Plan. The Board may terminate or amend the Plan in any respect at any time. Except as provided herein or as specified in the original instrument granting such Stock Right, no action of the Board or stockholders may alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

17.

Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18.

Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Stock Rights granted under the Plan shall be used for general corporate purposes.

19.

Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.

Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition (as defined in Section 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, the Company shall have the discretion to determine if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. If permitted by the Company, the number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the participant is authorized to either deliver or have withheld shares of the Company’s Common Stock, the Board, or the Committee, may require him to make such election only during a certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the “short-swing” profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

21.

Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.

Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23.

Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.

Forfeiture of Stock Rights. Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited in the event of:

(a)

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(b)

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

(c)

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

(d)

Competing with the Company;

(e)

Failure to execute the Company’s standard stock option agreement, or applicable SAR agreement or document; or

(f)

A finding by the Company’s board of directors that grantee has acted against the interests of the Company.

Appendix F

SFBC INTERNATIONAL, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2004 Employee Stock Purchase Plan (herein called the “Plan”) of SFBC International, Inc. (the “Company”).

1.

Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be constructed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.

Definitions.

(a)

“Board” shall mean the Board of Directors of the Company.

(b)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)

“Common Stock” shall mean the Common Stock, $.001 par value, of the Company.

(d)

“Company” shall mean SFBC International, Inc., a Delaware corporation.

(e)

“Compensation Committee” shall mean the compensation committee of the Company’s Board.

(f)

“Compensation” shall mean all regular earnings and payments of overtime (except to the extent that the exclusion of any such items is specifically directed by the Board or its Compensation Committee).

(g)

Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events:

(i)

a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii)

a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)

a merger, consolidation or similar transaction following which the Company is not the surviving corporation;

(iv)

a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise

(h)

“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

(i)

“Employee” means any person who is customarily employed for at least 20 hours per week and has been so employed for at least three months continuously by the Company or one of its Designated Subsidiaries.

(j

“Plan’” shall mean this Employee Stock Purchase Plan.

(k)

“Subsidiary” shall mean a corporation or affiliated entity (limited liability company, partnership, joint venture or otherwise), domestic or foreign, of which not less than 50% of the voting shares or units are held directly or indirectly by the Company or an affiliate of the Company, whether or not such corporation or affiliate entity now exists or is hereafter organized or acquired by the Company or an affiliate of the Company.

3.

Eligibility.

(a)

Any Employee as defined in Section 2 shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

(b)

Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own shares (including outstanding options to purchase) of stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary of the Company, (ii) if such employee is an executive officer of the Company who is required to file ownership reports under Section 16(a) of the Securities Exchange Act of 1934, or (iii) which permits his rights to purchase shares under the Plan and other stock option plans of the Company to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time. For purposes of (i) above, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee and stock which such Employee may purchase under all outstanding options shall be treated as stock owned by such Employee.

4.

Offering Dates. The Plan shall be implemented by one offering during each six-month period of the Plan, commencing on July 1, 2004, and continuing thereafter until terminated, in accordance with Section 19 hereof. The Board of the Company shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

5.

Participation.

(a)

An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing a payroll deduction on the form provided by the Company, and filing it with the Company’s or Designated Subsidiary’s payroll office prior to the applicable offering date.

(b)

Payroll deductions for a participant shall commence on the first payroll following the offering date and shall end on the termination date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

6.

Payroll deductions.

(a)

At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period at a rate not exceeding 10% of the Compensation which he is to receive on such payday, and the aggregate of such projected payroll deductions during the offering period shall not exceed 10% of his aggregate projected Compensation during said offering period.

(b)

All payroll deductions authorized by participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

(c)

A participant may discontinue his participation in the Plan as provided in Section 10, or may lower, but not increase, the rate of his payroll deductions during the offering by completing and filing with the Company or Designated Subsidiary a new authorization for payroll deduction. The change in rate shall be effective within 15 days following the Company’s receipt of the new authorization.

7.

Grant of Option.

(a)

At the beginning of each six-month offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price set forth in Section 7(b)) up to a number of shares of the Company’s Common Stock purchasable by each Employee’s projected accumulated payroll deduction (not to exceed an amount equal to 10% of his Compensation as of the date of the commencement of the applicable offering period) divided by 85% of the fair market value of a share of the Company’s Common Stock at the beginning of said offering period, subject to the limitations set forth in Section 3(b) and 12 hereof.

(b)

The option price per share of such shares shall be the lesser of: (i) 85% of the fair market value of a share of the Common Stock of the Company at the commencement of the six-month offering period or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the time the option is exercised at the termination of the six-month offering period.

(c)

For purposes of this Section 7, the fair market value of the Company’s Common Stock on a given date shall be the reported closing price for that date or the last trading date, as reported by the principal market for the Common Stock.

8.

Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his option for the purchase of shares shall be exercised automatically at the end of the offering period, and the maximum number of full shares subject to option shall be purchased for him at the applicable option price with the accumulated payroll deductions in his account. During his lifetime, a participant’s option to purchase shares hereunder is exercisable only by him.

9.

Delivery. As promptly as practicable after the termination of each offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant in his account under the Plan after a purchase of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to the participant.

10.

Withdrawal; Termination of Employment.

(a)

A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the end of the offering period by giving written notice to the Company or Designated Subsidiary, as the case may be. All of the participant’s payroll deductions credited to his account shall be paid to him promptly after receipt of his notice of withdrawal and his option for the current period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for him during the offering period.

 (b)

Upon termination of the participant’s employment prior to the end of the offering period for any reason, including retirement or death, the payroll deductions credited to his account shall be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14, and his option shall be automatically terminated.

(c)

In the event an Employee fails to remain in the continuous employ of the Company or a Designated Subsidiary for at least 20 hours per week during the offering period in which the employee is a participant, he shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account shall be returned to him and his option terminated.

(d)

A participant’s withdrawal from an offering shall not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary.

11.

Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12.

Common Stock.

(a)

The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants under the Plan may, at the election of the Company, be in the Company’s sole discretion, either treasury shares, shares authorized but unissued, or shares purchased on the open market. If the total number of shares, which would otherwise be subject to options granted pursuant to Section 7(a) hereof, at the beginning of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall allocate options for shares remaining available for option grant pro rata among the participants in accordance with the amounts otherwise determined pursuant to Section 7(a). The Compensation Committee may make rules regarding the pro rate deduction. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

(b)

A participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

13.

Administration. The Plan shall be administered by the Compensation Committee which may make rules regarding administration of the Plan. The administration, interpretation or application of the Plan by the Compensation Committee shall be final, conclusive and binding upon all participants.

14.

Designation of Beneficiary.

(a)

A participant may file a written designation of a beneficiary (or beneficiaries) who is to receive any shares or cash or both to which the participant may be entitled under the Plan at the time of his death.

(b)

Such designation of a beneficiary (or beneficiaries) may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver any shares and any cash to which the participant was entitled to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver any such shares and any such cash to the spouse or children of the participant, or if no spouse or no child is known to the Company, then to such other person as the Company may designate.

15.

Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of any option or rights to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.

Use of Funds. All payroll deductions received or held by the Company or a Designated Subsidiary under the Plan may be used by the Company or a Designated Subsidiary for any corporate purpose, and the Company or a Designated Subsidiary shall not be obligated to segregate such payroll deductions.

17.

Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees semiannually promptly following the stock purchase date, which statements shall set forth the amount of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but for which Options have not yet been granted, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Conversion of any convertible securities of the Company shall be deemed to have been “effected” with the receipt of consideration and therefore not require any adjustment.  Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no sale by the Company of shares of capital stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume options outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such options or does not substitute similar rights for options outstanding under the Plan, then the participants' accumulated payroll deductions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing offering, and the participants' options under the ongoing offering shall terminate immediately after such purchase.

19.

Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No termination shall affect options previously granted. No amendment shall make any change in any option granted under the Plan which adversely affects the right of any participant. No amendment shall be made without prior approval of the stockholders of the Company if such amendment would:

(a)

increase the number of shares that may be issued under the Plan except as provided in Section 18; or

(b)

Make any change which is not consistent with applicable law including the rules of the Securities and Exchange Commission or the principal trading market for the Common Stock.

20.

Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt hereof.

21.

Stockholder Approval. This Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present or represented and entitled to vote thereon.

22.

Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any option unless the exercise of such option and issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any principal trading market upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.

No Employment Contract. The Plan and offerings do not constitute an employment contract.  Nothing in the Plan or in the offerings shall in any way alter the at will nature of a participant's employment or be deemed to create in any way whatsoever any obligation on the part of any participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a participant.

SFBC INTERNATIONAL, INC.

PROXY

You are entitled to one vote on all proposals listed below and presented at the annual meeting for every share of common stock of SFBC International, Inc. that you own or owned on the record date of April 30, 2004. SFBC's board of directors recommends that you vote “FOR” all of the proposals listed below. Your vote is important. Please read the Proxy Statement and Form 10-K and vote. Please complete by designating your choices below, signing this Proxy and returning it in the enclosed self-addressed envelope.

1.

Election of directors to serve on the board of directors of the SFBC for a one-year term until the 2005 Annual Meeting of stockholders of SFBC:

Nominees:

Lisa Krinsky, M.D.	FOR ☐	WITHHELD ☐
Arnold Hantman	FOR ☐	WITHHELD ☐
Jack Levine	FOR ☐	WITHHELD ☐
David Lucking	FOR ☐	WITHHELD ☐
Dr. Leonard Weinstein	FOR ☐	WITHHELD ☐

For, except vote withheld from the following nominee: ________________

2.

I hereby approve the amendment to the Second Amended and Restated 1999 Stock Option Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

I hereby approve and adopt the 2004 Employee Stock Purchase Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.

I hereby approve and ratify the appointment of Grant Thornton LLP as SFBC’s independent auditors for 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.

To approve the amendment to our Certificate of Incorporation increasing our authorized capital.

FOR ☐	AGAINST ☐	ABSTAIN ☐

6.

I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of stockholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

 If no direction is indicated, all proposals will be voted “FOR” as recommended by SFBC’s board of directors.

Dated: _________________________________________, 2004

(Signature of Stockholder)

(Printed Name of Stockholder)

(Record Number of Shares Owned)

NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by an authorized person.